                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 1999


                                INFONAUTICS, INC.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

  PENNSYLVANIA                      0-28284                    23-2707366
--------------------------------------------------------------------------------
 (State or Other                  (Commission                 IRS Employer
 Jurisdiction of                  File Number)             Identification No.)
  Incorporation)


       900 West Valley Road, Suite 1000
              Wayne, Pennsylvania                                19087
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                     Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 971-8840
                                (not applicable)
--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

Attached as an Exhibit to this Form 8-K is the Master Transaction Agreement by and among Infonautics, Inc. (the "Company"), Infonautics Corporation (the wholly-owned operating subsidiary of the Company), Bell & Howell Company ("Bell & Howell") and Bell & Howell Information and Learning Company (a division of Bell & Howell) entered into in connection with the transactions disclosed in the Form 8-K filed by the Company with the Securities and Exchange Commission on July 9, 1999 ("The Transaction"). The Schedules to this Exhibit have not been filed as they are not material to an investment decision and are identified in the Master Transaction Agreement.

Attached as an Exhibit to this Form 8-K is the voting agreement by and among Marvin I. Weinberger, a co-founder of the Company, Bell & Howell and the Company dated July 7, 1999 (the "Voting Agreement") pursuant to which Mr. Weinberger has agreed to vote his shares in favor of the Transaction unless the Board of Directors of the Company is recommending that the Company's shareholders vote against the Transaction in view of a superior transaction.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INFONAUTICS, INC.


                                  By:/s/Gerard J. Lewis, Jr.
                                     ----------------------------------
                                     Gerard J. Lewis, Jr.
                                     Vice President and General Counsel

Dated: July 23, 1999


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                                  EXHIBIT INDEX


Exhibit
-------
10.1*         Master Transaction Agreement by and among Infonautics, Inc.,
              Infonautics Corporation, Bell & Howell Company and Bell & Howell
              Information and Learning Company dated July 8, 1999.

10.2          Voting Agreement by and among Marvin I. Weinberger, Infonautics,
              Inc. and Bell & Howell Company dated July 7, 1999.



*    Confidential Treatment Requested


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